Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated January 6, 2015

to

Prospectus dated February 19, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 19, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Risk Factors” by adding the following summary risk factor immediately after the last bullet point thereof:

•	Because the dealer manager, FS2 Capital Partners, LLC, is an affiliate of ours and FSIC III Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Distribution Reinvestment Plan” by adding the following after the eighth sentence of such section:

On January 5, 2015, we amended and restated our distribution reinvestment plan. Under the amended and restated distribution reinvestment plan, your reinvested distributions will purchase shares at a price equal to 90% of the price at which shares are sold in our continuous public offering at the weekly closing conducted on the day of or immediately following the distribution payment date. The amended and restated distribution reinvestment plan will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, January 28, 2015.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses” by replacing the third sentence of the third paragraph of such section in its entirety with the following:

In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% (or, for cash distributions paid on or after January 28, 2015, 90%) of the most recent offering price or at such price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below net asset value per share.

Management

On December 30, 2014, Mr. Edward T. Gallivan, Jr. tendered to us his resignation from his position as chief financial officer effective immediately. Mr. Gallivan will continue to serve as the chief financial officer of FS Energy and Power Fund and FS Energy and Power Fund II. In connection with Mr. Gallivan’s resignation, our board of directors appointed Michael Lawson to serve as our chief financial officer effective immediately.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Executive Officers” by deleting Mr. Edward T. Gallivan, Jr. from the table in such section and adding the following information for Michael Lawson to such table:

NAME	AGE	POSITIONS HELD
Michael Lawson	54	Chief Financial Officer

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Executive Officers Who Are Not Directors” by replacing the second paragraph of such section in its entirety with the following:

Michael Lawson has served as our chief financial officer since December 2014 and has served as chief financial officer of FS Investment Corporation II since September 2014. Prior to his appointment as chief financial officer of FS Investment Corporation II, Mr. Lawson served as fund chief financial officer for Franklin Square Holdings from April 2014 to September 2014. Prior to joining Franklin Square Holdings, Mr. Lawson worked as an investment accounting director in the Global Fund Services Group of SEI Investments Company from July 2005 to April 2014. During his tenure as an investment accounting director, Mr. Lawson served as the chief financial officer of The Advisors’ Inner Circle Fund and other related mutual fund trusts. Mr. Lawson also served as an investment accounting manager for each of SEI Investments Company, Pilgrim Baxter & Associates, Ltd. and PFPC, Inc., a part of the PNC Financial Services Group Inc. Mr. Lawson received his B.B.A. from Temple University with a degree in Finance.

Distribution Reinvestment Plan

This supplement supplements and amends the section of the Prospectus entitled “Distribution Reinvestment Plan” by adding the following after the third paragraph of such section:

On January 5, 2015, we amended and restated our distribution reinvestment plan. Under the amended and restated distribution reinvestment plan, your reinvested distributions will purchase shares at a price equal to 90% of the price at which shares are sold in our continuous public offering at the weekly closing conducted on the day of or immediately following the distribution payment date. The amended and restated distribution reinvestment plan will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, January 28, 2015.